Other assets	12 Months Ended
Dec. 31, 2021
Other assets

9	Other assets

As of December 31, 2021 the Company has R$222,839 (R$ 103,651 in December 31, 2020) accounted for as Others assets as follow:

	December 31, 2021	December 31, 2020

Indemnification assets (a)	135,355	53,499
Judicial deposits	18,825	1,451
Prepaid expenses	10,110	2,291
Other FIES receivables	21,450	10,411
Other assets	37,099	35,999
Total	222,839	103,651

Current	42,533	29,614
Non-current	180,306	74,037

(a)	Under the terms of the Share Purchase and Sale Agreements ("Agreements") between the Company and the selling shareholders of the subsidiaries acquired, the Company assesses that the selling shareholders are exclusively responsible for any provisions (including labor, tax and civil), which are or will be the subject of a claim by any third party, arising from the act or fact occurred, by action or omission, prior to or on the closing dates of the acquisitions.